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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


                                February 26, 2004
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                Date of report (Date of earliest event reported)


                                 CIMA LABS INC.
         --------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


       Delaware                      0-24424                   41-1569769
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(State of Incorporation)     (Commission File Number)      (I.R.S. Employer
                                                           Identification No.)


                  10000 Valley View Road
                  Eden Prairie, Minnesota          55344-9361
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               (Address of Principal Executive     (Zip Code)
                          Offices)


                                 (952) 947-8700
                 -----------------------------------------------
                         (Registrant's Telephone Number,
                              Including Area Code)


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Item 7.  Financial Statements and Exhibits.

             (c)  Exhibits.

              The following exhibit is being furnished pursuant to Item 12 "Results of Operations and Financial Condition" of this Form 8-K:

                  99                Press Release dated February 26, 2004.

Item 12. Results of Operations and Financial Condition.

         On February 26, 2004, CIMA LABS INC. issued a press release, a copy of which is being furnished as an exhibit to this report and is incorporated herein by reference.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 26, 2004

                                       CIMA LABS INC.


                                       By   /s/ James C. Hawley
                                         ---------------------------------------
                                         James C. Hawley
                                         Vice President, Chief Financial Officer
                                         and Secretary


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